UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2007
Date of Report (Date of earliest event reported)

INNOFONE.COM, INCORPORATED
(Exact name of Company as specified in its charter)

Nevada	0-31949	98-0202313
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1431 Ocean Avenue, Suite 1100
Santa Monica, CA 90401

(Address of principal executive offices, including zip code)

Company's telephone number, including area code: (310) 458-3233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the Company under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by the Company from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 1.01 Entry Into a Definitive Material Agreement.

On March 26, 2007, Innofone.com, Incorporated (the “Company”) agreed to amend a promissory note dated September 6, 2006 (the “Note”) issued by the Company in an aggregate principal amount of $25,000 to Lloyd Pober (the “Holder”). The amendment is dated March 16, 2007 and was executed and delivered to the Company by the Holder on March 26, 2007. On March 6, 2007, the Company’s Board of Directors approved the issuance of an aggregate of 25,000 shares of unregistered Company common stock to the Holder in connection with the amendments as described herein. There are no material relationships between the Company, the Holder or their respective affiliates. Capitalized terms used but not defined in this Report shall have the meanings set forth in the Note.

As a result of the amendment, the Company (i) extended the maturity date of the Note to March 6, 2008, (ii) increased the interest rate to 15% per annum on the unpaid principal, and (iii) agreed to issue 25,000 restricted shares of common stock to the Holder within five days of execution of the amendment. The foregoing summary of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 2.03 Creation of a Direct Financial Obligation of a Registrant

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

ITEM 3.02 Unregistered Sales of Equity Securities

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment to September 6, 2006 Promissory Note Issued to Lloyd Pober

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 30, 2007
INNOFONE.COM, INCORPORATED

	By:	/s/ Alex Lightman
Alex Lightman Chief Executive Officer and President